Exhibit 21.1

Subsidiaries of the Company

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
ACN Group IPA of New York, Inc.	NY	ACN Group, Inc.	—
ACN Group of California, Inc.	CA	ACN Group, Inc.	OptumHealth Physical Health of California
ACN Group, Inc.	MN	United HealthCare Services, Inc.	OptumHealth Care Solutions
Administration Resources Corporation	MN	OptumHealth Financial Services, Inc.	—
All Savers Insurance Company	IN	Golden Rule Financial Corporation	—
All Savers Life Insurance Company of California	CA	Golden Rule Financial Corporation	—
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	—
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated	—
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation	—
AmeriChoice of Connecticut, Inc.	CT	AmeriChoice Corporation	—
AmeriChoice of Georgia, Inc.	GA	AmeriChoice Corporation	—
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation	—
AmeriChoice of Pennsylvania, Inc.	PA	AmeriChoice Corporation	—
Aperture Credentialing, Inc.	DE	Ingenix, Inc.	—
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare of Arizona, Inc.	—
Arnett Health Plans, Inc.	IN	UnitedHealthcare, Inc.	Arnett Managed HealthPlans
Arnett HMO, Inc.	IN	Arnett Health Plans, Inc.	—
Arnett Practice Association, LLC	IN	Arnett Health Plans, Inc.	—
Behavioral Health Administrators	CA	United Behavioral Health	Behavioral Health Administrators, Inc.
Behavioral Healthcare Options, Inc.	NV	Sierra Health Services, Inc.	—
BP Inc.	DE	UMR Holdings, Inc.	BP Services BP Services, Inc. Bp Services, Inc. BP Services of Minnesota BP Insurance Services, Inc. BP of Minnesota Insurance Services BPI, Inc. BPI Services BPI Services, Inc. BP Inc. of Delaware
CareTracker Technologies, Inc.	MA	RSB Holdings, Inc.	—
CII Financial, Inc.	CA	Sierra Health Services, Inc.	—
ClinPharm International Limited	UK	Ingenix Pharmaceutical Services, Inc.	—
Commonwealth Administrators, LLC	KY	UMR, Inc.	—
DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.	—
DCG Resource Options, LLC	ME	National Benefit Resources, Inc.	Workup, LLC
Definity Health Corporation	DE	Uniprise, Inc.	—
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.	—
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.	—
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services Inc.
Disability Consulting Group, LLC	ME	National Benefit Resources, Inc.	—
Distance Learning Network, Inc.	DE	National Benefit Resources, Inc.	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	United HealthCare Insurance Company	—
E.C. Investigaciones del Sur S.A.	Costa Rica	Ingenix International (Netherlands) B.V.	—
Electronic Network Systems, Inc.	DE	Ingenix, Inc.	—
Envision Care Alliance Inc.	IL	OptumHealth, Inc.	—
European Health Economics (UK) Ltd.	UK	Ingenix Pharmaceutical Services (UK) Limited	—
Evercare Collaborative Solutions, Inc.	DE	Ovations, Inc.	—
Evercare Hospice, Inc.	DE	Ovations, Inc.

Evercare Hospice

Evercare Hospice and Palliative Care

Evercare Hospice and Palliative Care of Colorado Springs

Evercare Hospice and Palliative Care of Denver

Evercare Palliative Care

Evercare Palliative Services

Evercare Palliative Services of Atlanta

Evercare Palliative Services of Cincinnati

Evercare Palliative Services of Colorado Springs

Evercare Palliative Services of Cleveland

Evercare Palliative Services Denver

Evercare Palliative Services of Dover

Evercare Palliative Services of Eugene

Evercare Palliative Services of Houston

Evercare Palliative Services of Phoenix

Evercare Palliative Services of Portland

Evercare Palliative Services of Salem

Evercare Palliative Services of Tucson

Evercare Palliative Services of Vienna

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
Evercare of Arizona, Inc.	AZ	Ovations, Inc.	—
Evercare of New Mexico, Inc.	NM	United HealthCare Insurance Company	—
EverCare of New York, IPA, Inc.	NY	Ovations, Inc.	—
Evercare of Texas, L.L.C.	TX	Ovations, Inc.	United Healthcare - Texas
Family Health Care Services	NV	Sierra Health Services, Inc.	—
Family Home Hospice, Inc.	NV	Sierra Health Services, Inc.	COU, Inc.
FHP Reinsurance Limited	Bermuda	PacifiCare Health Plan Administrators, Inc.	—
Global Works Systems, Inc.	CA	Ingenix, Inc.	—
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated	—
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	—
Great Lakes Health Plan, Inc.	MI	AmeriChoice Corporation	—
H & W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated	—
Harrington Health Services, Inc.	DE	UMR Holdings, Inc.	—
Health Plan of Nevada, Inc.	NV	Sierra Health Services, Inc.	—
HealthAllies, Inc.	DE	OptumHealth, Inc.	OptumHealth Allies UnitedHealth Allies
Healthia Consulting, Inc.	MN	Ingenix, Inc.	—
Healthia Exchange LLC	MN	Healthia Consulting, Inc.	—
HomeCall Pharmaceutical Services, Inc.	MD	Mid Atlantic Medical Services, LLC	—
Hygeia Corporation	DE	UnitedHealth International, Inc.	—
Hygeia Corporation (Ontario)	Ontario	Hygeia Travel Health Holdings Company	—
Hygeia Travel Health Holdings Company	Nova Scotia	Hygeia Corporation	—
i Tres Latin America Costa Rica S.A.	Costa Rica	Ingenix International (Netherlands) B.V.	—
i3 Asia Pacific (Singapore) Pte. Ltd.	Singapore	Ingenix Pharmaceutical Services, Inc.	—
i3 Bulgaria EOOD	Bulgaria	Ingenix International (Netherlands) B.V.	—
i3 Canada, Inc.	Canada	Ingenix Pharmaceutical Services, Inc.	i3 Innovus i3 Pharma Resourcing i3 Renouvellement de personnel pharmaceutique i3 Research i3 Statprobe Ingenix Pharmaceutical Services
i3 Japan, LLC	Japan	Ingenix Pharmaceutical Services, Inc.	—
i3 Latin America Argentina S.A.	Argentina	Ingenix International (Netherlands) B.V.	—
i3 Latin America Brasil Serviços de Pesquisa Clínica Ltda.	Brazil	E.C. Investigaciones del Sur S.A.	—
i3 Latin America Chile S.A.	Chile	E.C. Investigaciones del Sur S.A.	—
i3 Latin America Perú S.A.	Peru	Ingenix International (Netherlands) B.V.	—
i3 Latin América Uruguay S.R.L.	Uruguay	Ingenix International (Netherlands) B.V.	—
i3 LLC	Russia	Ingenix International (Netherlands) B.V.	—
i3 Poland sp z.o.o.	Poland	Ingenix Pharmaceutical Services, Inc.	—
i3 Research d.o.o. Beograd	Serbia	Ingenix International (Netherlands) B.V.	—
i3 Research India Private Limited	India	Ingenix Pharmaceutical Services, Inc.	—
i3 Research Limited	UK	Ingenix, Inc.	—
IBA Health and Life Assurance Company	MI	UnitedHealthcare, Inc.	—
Information Network Corporation	AZ	AmeriChoice Corporation	—
Ingenix Canadian Partnership	Ontario	Ingenix Pharmaceutical Services, Inc.	—
Ingenix International (Czech Republic) s.r.o.	Czech	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.	—
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited	—
Ingenix International (Netherlands) B.V.	Netherlands	Ingenix Pharmaceutical Services, Inc.	i3 Research i3 Pharma Resourcing
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (Australia) Pty Limited	Australia	Ingenix Pharmaceutical Services (UK) Limited	i3 Research i3 Pharma Resourcing
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (France) SARL	France	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (RSA) Proprietary Limited	So. Africa	Ingenix Pharmaceutical Services, Inc.	—
Ingenix Pharmaceutical Services (Spain) S.L.	Spain	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (UK) Limited	UK	ClinPharm International Limited	—
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix International (Netherlands) B.V.	—
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix International (Netherlands) B.V.	i3 Research
Ingenix Pharmaceutical Services Mexico S.A. de C.V.	Mexico	Ingenix International (Netherlands) B.V.	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
Ingenix Pharmaceutical Services, Inc.	DE	Ingenix, Inc.	i3 Innovus i3 Drug Safety i3 Magnifi i3 Research
Ingenix Public Sector Solutions, Inc.	DE	Ingenix, Inc.	—
Ingenix, Inc.	DE	UnitedHealth Group Incorporated	Reden & Anders Reden & Anders, Ltd. UnitedHealth Group Ingenix, Inc.
Innovative Cost Solutions, LLC	IL	J.W. Hutton, Inc.	—
Innoviant Pharmacy, Inc.	PA	UMR Holdings, Inc.	IPI Pharmaceuticals IPI PHARMACEUTICALS
Innoviant, Inc.	DE	UMR Holdings, Inc.	—
Innovus Research (U.K.) Limited	UK	Ingenix Pharmaceutical Services (UK) Limited	—
Integris Inc.	DE	Ingenix, Inc.	Ingenix, Inc. Ingenix Business Intelligence Group Bull Services
J.W. Hutton, Inc.	IA	Ingenix, Inc.	—
LighthouseMD, Inc.	RI	RSB Holdings, Inc.	—
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC	—
MAMSI Life and Health Insurance Company	MD	Mid Atlantic Medical Services, LLC	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY	ACN Group, Inc.	—
MD-Individual Practice Association, Inc.	MD	Mid Atlantic Medical Services, LLC	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED M.D. IPA, The Quality Care Health Plan
Medical Network, Inc.	NJ	OptumHealth, Inc.	HealthAtoZ.com
Mid Atlantic Medical Services, LLC	DE	UnitedHealth Group Incorporated	—
Midwest Security Administrators, Inc.	WI	UnitedHealthcare, Inc.	—
Midwest Security Care, Inc.	WI	UnitedHealthcare, Inc.	—
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.	—
MLH Life Trust	MD	Mid Atlantic Medical Services, LLC	—
Mohave Valley Hospital, Inc.	AZ	Southwest Medical Associates, Inc.	—
National Benefit Resources, Inc.	MN	OptumHealth, Inc.	Managed Care Solutions NBR Insurance Services Stop Loss International Corporation
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.	—
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Nevada Pacific Dental	NV	PacificDental Benefits, Inc.	—
Northern Nevada Health Network, Inc.	NV	Sierra Health Services, Inc.	—
NPD Dental Services, Inc.	DE	PacificDental Benefits, Inc.	—
NPD Insurance Company, Inc.	NV	NPD Dental Services, Inc.	—
Omega Insurance Advisors Private Limited	India	UnitedHealthcare India (Private) Limited	—
OneNet PPO, LLC	MD	United HealthCare Insurance Company	—
Optimum Choice, Inc.	MD	Mid Atlantic Medical Services, LLC	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
OptumHealth Bank, Inc.	UT	OptumHealth Financial Services, Inc.	Exante Bank
OptumHealth Financial Services, Inc.	DE	United HealthCare Services, Inc.	—
OptumHealth, Inc.	DE	United HealthCare Services, Inc.	—
Ovations, Inc.	DE	United HealthCare Services, Inc.	—
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC	—
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.	—
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC	—
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC	—
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC	—
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	The Oxford Agency
PacifiCare Behavioral Health of California, Inc.	DE	PacifiCare Behavioral Health, Inc.	Life Strategies of California
PacifiCare Behavioral Health, Inc.	DE	PacifiCare Health Systems, LLC.	Life Strategies PacifiCare Behavioral Health Administrators PBH
PacifiCare Dental of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
PacifiCare Health Plan Administrators, Inc.	IN	PacifiCare Health Systems, LLC.

Dental Strategies

PacifiCare Dental

PacifiCare Dental & Vision

PacifiCare Dental and Vision

PacifiCare Dental and Vision Administrators

PacifiCare Dental Insurance Marketing

PacifiCare Insurance Marketing

PacifiCare Vision

PacifiCare Health Systems, LLC	DE	UnitedHealth Group Incorporated	—
PacifiCare International Limited	Ireland	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare Life and Health Insurance Company	IN	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare Life Assurance Company	CO	PacifiCare Health Plan Administrators, Inc.	—
PacifiCare of Arizona, Inc.	AZ	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of California	CA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Oklahoma, Inc.	OK	PacifiCare Health Plan Administrators, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
PacifiCare of Oregon, Inc.	OR	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Texas, Inc.	TX	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Washington	WA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacificDental Benefits, Inc.	DE	OptumHealth, Inc.	PDS Acquisition Corporation
Passport Coast-to-Coast LLC	DE	United HealthCare Services, Inc.	—
Physicians Heath Plan of Maryland, Inc.	MD	Mid Atlantic Medical Services, LLC	—
ppoOne, Inc.	DE	UMR Holdings, Inc.	—
Prime Health, Inc.	NV	Sierra Health Services, Inc.	Med One Works
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.	—
PsychCME, Inc.	DE	Ingenix, Inc.	—
Red Oak E-Commerce Solutions, Inc.	VA	Ingenix, Inc.	—
Romania i3 Research Ingenix S.R.L.	Romania	Ingenix International (Netherlands) B.V.	—
RSB Holdings, Inc.	DE	Ingenix, Inc.	—
Rx Solutions NY IPA, Inc.	NY	RxSolutions, Inc.	—
RxSolutions, Inc.	CA	PacifiCare Health Systems, LLC.	Prescription Solutions PRESCRIPTION SOLUTIONS
Salveo Holding, LLC	DE	PacifiCare Health Systems, LLC.	—
Salveo Insurance Company, Ltd.	Caymans	Salveo Holding, LLC	—
Sheridan RE, Inc.	AZ	UMR Holdings, Inc.	—
Sierra Health and Life Insurance Company, Inc.	CA	Sierra Health Services, Inc.	—
Sierra Health Holdings, Inc.	NV	Sierra Health Services, Inc.	—
Sierra Health Services, Inc.	NV	UnitedHealthcare, Inc.	—
Sierra Health-Care Options, Inc.	NV	Sierra Health Services, Inc.	—
Sierra Home Medical Products, Inc.	NV	Sierra Health Services, Inc.	THC of Nevada THC of Nevada Pharmacy
Sierra Military Health Services, LLC	DE	Sierra Health Services, Inc.	—
Sierra Nevada Administrators, Inc.	NV	Sierra Health Services, Inc.	—
Southwest Medical Associates, Inc.	NV	Sierra Health Services, Inc.	Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.	—
Special Risk International, Inc.	MD	OptumHealth, Inc.	—
Specialty Resource Services, Inc.	DE	United Resource Networks, Inc.	Specialized Resource Solutions
Spectera of New York, IPA, Inc.	NY	OptumHealth, Inc.	—
Spectera, Inc.	MD	OptumHealth, Inc.	CARE Programs, a division of Spectera, Inc. Employee Vision Services, Inc. Oklahoma Employees Benefits Services Spectera United Optical
Texas Health Choice, L.C.	TX	Sierra Health Services, Inc.	—
The Lewin Group, Inc.	NC	Ingenix Public Sector Solutions, Inc.	—
Three Rivers Holdings, Inc.	DE	AmeriChoice Corporation	—
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated	—
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.	—

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
UMR Care Management, LLLP	DE	UMR Holdings, Inc.	ValueCHECK Avidyn Health LLP Avidyn Health LP Avidyn Health LLLP, LTD. Avidyn Health
ACN Group of California, Inc.	CA	ACN Group, Inc.	OptumHealth Physical Health of California
UMR Holdings, Inc.	DE	United HealthCare Services, Inc.	—
UMR, Inc.	DE	UMR Holdings, Inc.	Avidyn Health
Unimerica Insurance Company	WI	OptumHealth, Inc.	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	United HealthCare Insurance Company	—
Union Health Solutions, Inc.	CA	PacifiCare Health Systems, LLC.	—
Uniprise, Inc.	DE	United HealthCare Services, Inc.	—
Unison Administrative Services, LLC	PA	Three Rivers Holdings, Inc.	—
Unison Family Health Plan of Pennsylvania, Inc.	PA	Unison Health Plan of Pennsylvania, Inc.	Unison Kids
Unison Health Holdings of Ohio, Inc.	DE	Three Rivers Holdings, Inc.	—
Unison Health Plan of Delaware, Inc.	DE	Three Rivers Holdings, Inc.	—
Unison Health Plan of New Jersey, Inc.	NJ	Three Rivers Holdings, Inc.	Unison Health Plan, Unison Kids, Unison
Unison Health Plan of Ohio, Inc.	OH	Unison Health Holdings of Ohio, Inc.	Unison, Unison Kids, Unison ABD Plus, Unison Health Plan & Unison Advantage
Unison Health Plan of Pennsylvania, Inc.	PA	Three Rivers Holdings, Inc.	Unison Health Plan & Unison Advantage
Unison Health Plan of South Carolina, Inc.	SC	Three Rivers Holdings, Inc.	—
Unison Health Plan of Tennessee, Inc.	TN	Three Rivers Holdings, Inc.	Unison, Unison Kids, Unison Health Plan & Unison Advantage
Unison Health Plan of the Capital Area, Inc.	DC	Three Rivers Holdings, Inc.	—
United Behavioral Health	CA	United HealthCare Services, Inc.	Optum Behavioral Solutions, Inc. Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc. United Behavioral Systems, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health	—
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation
United Healthcare International Mauritius Limited	Mauritius	UnitedHealthGroup International B.V.	—
United HealthCare of Alabama, Inc.	AL	UnitedHealthcare, Inc.	—
United HealthCare of Florida, Inc.	FL	UnitedHealthcare, Inc.	Evercare at Home
United HealthCare of Georgia, Inc.	GA	UnitedHealthcare, Inc.	United HealthCare of Georgia
United HealthCare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.	—
United HealthCare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.	—
United HealthCare of Texas, Inc.	TX	UnitedHealthcare, Inc.	UnitedHealthcare
United HealthCare of Utah	UT	UnitedHealthcare, Inc.	—
United HealthCare Products, LLC	DE	United HealthCare Insurance Company	AARP Health Care Options Pharmacy Services AARP Pharmacy Services FirstLine Medical UnitedHealth Products
United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated

AmeriChoice

Center for Health Care Policy and Evaluation

Charter HealthCare, Inc.

Employee Performance Design

Evercare

GenCare PPO

HealthCare Evaluation Services

Healthmarc

HealthPro

Health Professionals Review

Managed Care for the Aged

Optum

Personal Decision Services

SeniorCare Select & Design

The Long Term Care Group

UHC Management

UHC Management Company

UHC Management Company, Inc.

UHC of Missouri

Unimerica Workplace Benefits

United HealthCare Corporation

United HealthCare Management Company, Inc.

United HealthCare Management Services

United HealthCare of Missouri

United HealthCare Services of Minnesota

United HealthCare Services of Minnesota, Inc.

United Resource Networks

United Resource Networks, Inc.

UnitedHealth Products

Name of Subsidiary	Incorporated or Organized	Direct Parent Company of the Subsidiary	Additional Names under which the Subsidiary is Doing Business
United Medical Resources, Inc.	OH	UnitedHealthcare, Inc.	—
United Resource Networks IPA of New York, Inc.	NY	United Resource Networks, Inc.	—
United Resource Networks, Inc.	DE	OptumHealth, Inc.	—
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	DCG OnLine Insurance Agency, LLC
UnitedHealth Capital, LLC	DE	United HealthCare Services, Inc.	—
UnitedHealth Group Incorporated	MN	N/A	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India	UnitedHealthGroup International B.V.	—
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated	—
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated	—
UnitedHealth Military & Veterans Services, LLC	DE	United HealthCare Services, Inc.	—
UnitedHealth Primary Care Limited	UK	UnitedHealth UK Limited	—
UnitedHealth Primary Care Plus Limited	UK	UnitedHealth UK Limited	—
UnitedHealth UK Limited	UK	United HealthCare Services, Inc.	—
UnitedHealthcare Alliance LLC	DE	United HealthCare Insurance Company	—
UnitedHealthcare Asia Limited	Hong Kong	UnitedHealthcare International Asia, LLC	—
UnitedHealthcare India (Private) Limited	India	UnitedHealthGroup International B.V.	—
UnitedHealthcare Insurance Company	CT	UHIC Holdings, Inc.	—
UnitedHealthcare Insurance Company of Illinois	IL	United HealthCare Insurance Company	—
UnitedHealthcare Insurance Company of New York	NY	United HealthCare Insurance Company	—
UnitedHealthcare Insurance Company of Ohio	OH	United HealthCare Insurance Company	—
UnitedHealthcare Insurance Company of the River Valley	IL	UnitedHealthcare Services Company of the River Valley, Inc.	—
UnitedHealthcare International Asia, LLC	DE	UnitedHealth Group Incorporated	—
UnitedHealthcare of Arizona, Inc.	AZ	UnitedHealthcare, Inc.	—
UnitedHealthcare of Arkansas, Inc.	AR	UnitedHealthcare, Inc.	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	UnitedHealthcare, Inc.	MetraHealth Care Plan
UnitedHealthcare of Illinois, Inc.	IL	UnitedHealthcare, Inc.	—
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare Services, Inc.	—
UnitedHealthcare of New England, Inc.	RI	United HealthCare Services, Inc.	Ocean State Physicians Health Plan
UnitedHealthcare of New York, Inc.	NY	AmeriChoice Corporation	AmeriChoice
UnitedHealthcare of North Carolina, Inc.	NC	UnitedHealthcare, Inc.	—
UnitedHealthcare of Ohio, Inc.	OH	United HealthCare Services, Inc.	—
UnitedHealthcare of Tennessee, Inc.	TN	UnitedHealthcare, Inc.	—
UnitedHealthcare of the Mid-Atlantic, Inc.	MD	UnitedHealthcare, Inc.	—
UnitedHealthcare of the Midlands, Inc.	NE	UnitedHealthcare, Inc.	—
UnitedHealthcare of the Midwest, Inc.	MO	UnitedHealthcare, Inc.	—
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare, Inc.	UNITEDHEALTHCARE OF WISCONSIN-PERSONAL CARE PLUS
UnitedHealthcare Plan of the River Valley, Inc.	IL	UnitedHealthcare Services Company of the River Valley, Inc.	—
UnitedHealthcare Service LLC	DE	United HealthCare Insurance Company	—
UnitedHealthcare Services Company of the River Valley, Inc.	DE	UnitedHealthcare, Inc.	—
UnitedHealthcare, Inc.	DE	United HealthCare Services, Inc.	—
UnitedHealthOne Agency, Inc.	IN	Golden Rule Financial Corporation	—
Worldwide Clinical Trials, SL	Spain	Ingenix Pharmaceutical Services, Inc.	—